Exhibit 99.1
Doximity Announces Fiscal 2022 First Quarter Financial Results
Total revenues of $72.7 million, up 100% year-over-year
Net income margin of 36% and adjusted EBITDA margin of 43%
SAN FRANCISCO, Calif., August 10, 2021 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results for the fiscal 2022 first quarter ended June 30, 2021.
“We’re pleased to report strong financial results in our first quarter as a public company -- triple digit revenue growth and record profit margins. The shift to digital among our clients continues, as we generated 167% net revenue retention (for the trailing 12 months), as they see our network is well-built for the highly specialized information flows in medical marketing,” said Jeff Tangney, co-founder & chief executive officer at Doximity. “As frontline physicians grapple with high caseloads and outbreaks, we’re proud our productivity tools were able to help. Our e-signature and fax products saw record usage this quarter and we expanded our enterprise telehealth platform to 24,000 more physicians. We now serve over 30% of all US physicians with our paid telehealth offering.”
Fiscal 2022 First Quarter Financial Highlights:
All comparisons, unless otherwise noted, are to the three months ended June 30, 2020.
•Revenue: Revenue of $72.7 million versus $36.4 million, an increase of 100% year-over-year.
•Net income and non-GAAP net income: Net income of $26.3 million versus $1.5 million, representing a margin of 36%. Non-GAAP net income of $30.6 million, versus $2.5 million, representing a margin of 42%.
•Adjusted EBITDA: Adjusted EBITDA of $31.2 million versus $3.9 million, an increase of 696% year-over-year, representing Adjusted EBITDA margins of 43% versus 11%.
•Net income per share and non-GAAP net income per share: Fully diluted net income per share was $0.09, versus $0.00, while non-GAAP fully diluted net income per share was $0.11 versus $0.00.
•Operating Cash Flow and Free Cash Flow: Operating cash flow of $33.2 million versus $8.8 million, and free cash flow of $32.4 million versus $7.6 million.
•Cash Position: Doximity ended the first quarter of 2022 with $726.5 million of unrestricted cash, cash equivalents and marketable securities after raising $548.5 million in net proceeds from the company’s IPO that closed on June 28th.
Financial Outlook
Doximity is providing guidance for its fiscal second quarter ending September 30, 2021 as follows:
•Revenue between $73.0 million and $74.0 million.
•Adjusted EBITDA between $26.4 million and $27.4 million.
Doximity is providing guidance for its fiscal year ending March 31, 2022 as follows:
•Revenue between $296.5 million and $299.5 million.
•Adjusted EBITDA between $106.0 million and $109.0 million.
Up to 3.9 million shares could be sold on August 13 to 17, 2021 by eligible Doximity employees pursuant to the lockup agreements signed in connection with the IPO.
Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.

About Doximity
Founded in 2010, Doximity is the leading digital platform for medical professionals. The company’s network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and conduct virtual patient visits. Doximity’s mission is to help doctors be more productive so they can provide better care for their patients. For more information, please visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the impact of the COVID-19 pandemic (including the impact to our industry or on our customers’ industries, impact on general economic conditions, and government responses, restrictions, and actions related to the pandemic); (ii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iii) our ability to attract new customers or retain existing customers; (iv) the impact of our prioritization of our members’ interests; (v) breaches in our security measures or unauthorized access to members’ data; (vi) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in the prospectus for our recent offering of shares of Class A common stock shares that was filed with the SEC on June 25, 2021. Additional information will be provided in our Quarterly Report on Form 10-Q for the three months ended June 30, 2021 and other filings we make from time to time with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Jim Rivas
pr@doximity.com

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense-related charges, amortization of acquired intangible assets, and expenses associated with acquisition-related expenses from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and Adjusted EBITDA Margin: We define Adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, and other (income) expense, net. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and capitalized internal-use software development cost.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: We calculate net revenue retention rate by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn.
•Customers with Trailing 12-Month Subscription Revenue Greater than $100,000: We calculate the number of customers with trailing 12-month (“TTM”) product revenue greater than $100,000 by counting the number of customers that contributed more than $100,000 in subscription revenue in the TTM period. The number of customers with TTM subscription-based revenue of at least $100,000 is a key indicator of the scale of our business.

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30, 2021	March 31, 2021
Assets
Current assets:
Cash and cash equivalents	$594,321	$66,393
Marketable securities	132,133	76,141
Accounts receivable, net	45,990	50,319
Prepaid expenses and other current assets	14,050	10,692
Deferred contract costs, current	4,103	5,856
Total current assets	790,597	209,401
Property and equipment, net	7,654	7,598
Deferred income tax assets	2,112	2,112
Operating lease right-of-use assets	1,056	1,339
Intangible assets, net	9,332	9,596
Goodwill	18,915	18,915
Other assets	516	2,758
Total assets	$830,182	$251,719
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,700	$1,515
Accrued expenses	14,282	16,285
Deferred revenue, current	82,578	83,272
Operating lease liabilities, current	622	970
Total current liabilities	100,182	102,042
Deferred revenue, non-current	349	220
Operating lease liabilities, non-current	162	284
Other liabilities, non-current	1,037	972
Total liabilities	101,730	103,518

Redeemable Convertible Preferred Stock
Redeemable convertible preferred stock	—	81,458
Stockholders' Equity
Preferred stock	—	—
Common stock	185	83
Additional paid-in capital	665,690	30,357
Accumulated other comprehensive loss	(69)	(21)
Retained earnings	62,646	36,324
Total stockholders' equity	728,452	66,743
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity	$830,182	$251,719

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,
	2021	2020
Revenue	$72,669	$36,388
Cost of revenue(1)	7,986	7,875
Gross profit	64,683	28,513
Operating expenses(1):
Research and development	13,241	10,043
Sales and marketing	19,371	13,285
General and administrative	7,196	3,102
Total operating expenses	39,808	26,430
Income from operations	24,875	2,083
Interest income	76	137
Other expense, net	(31)	(290)
Income before income taxes	24,920	1,930
Provision for (benefit from) income taxes	(1,402)	471
Net income	$26,322	$1,459
Undistributed earnings attributable to participating securities	(15,581)	(1,459)
Net income attributable to Class A and Class B common stockholders, basic and diluted	$10,741	$—
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.12	$—
Diluted	$0.09	$—
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	87,599	69,374
Diluted	114,920	85,156

(1) Costs and expenses include share-based compensation expenses as follows:

	Three Months Ended June 30,
	2021	2020
Cost of revenue	$268	$90
Research and development	970	264
Sales and marketing	1,028	295
General and administrative	2,861	334
Total stock-based compensation expense	$5,127	$983

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended June 30,
	2021	2020
Cash flows from operating activities
Net income	$26,322	$1,459
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,153	768
Deferred income taxes	—	363
Stock-based compensation, net of amounts capitalized	5,127	983
Other	—	58
Non-cash lease expense	283	651
Bad debt expense (recovery)	(93)	88
Amortization of premium on marketable securities, net	297	5
Amortization of prepaid partner fees	568	—
Amortization of deferred contract costs	3,204	1,547
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	4,421	(10,862)
Prepaid expenses and other assets	(3,321)	3,473
Other assets	—	—
Deferred contract costs	(1,492)	(1,480)
Accounts payable	129	(364)
Accrued expenses	(2,377)	(824)
Deferred revenue	(566)	12,047
Operating lease liabilities	(471)	(659)
Other liabilities	(9)	1,507
Net cash provided by operating activities	33,175	8,760
Cash flows from investing activities
Purchases of property and equipment	(41)	(25)
Capitalized internal-use software	(771)	(1,151)
Purchases of marketable securities	(67,375)	—
Maturities of marketable securities	10,764	18,000
Cash paid for acquisition, net of cash acquired	—	(31,634)
Net cash used in investing activities	(57,423)	(14,810)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering after deducting underwriting discounts and commissions	553,905	—
Payments of deferred offering costs	(1,768)	—
Proceeds from issuance of common stock upon exercise of stock options	2,737	223
Repurchase and retirement of common stock	(2,698)	—
Net cash provided by financing activities	552,176	223
Net increase in cash and cash equivalents	527,928	(5,827)
Cash and cash equivalents, beginning of period	66,393	48,430
Cash and cash equivalents, end of period	$594,321	$42,603

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended June 30,
	2021	2020
	(unaudited)
	(in thousands)
Net income	$26,322	$1,459
Adjusted to exclude the following:
Acquisition and other related expenses	—	79
Stock-based compensation	5,127	983
Depreciation and amortization	1,153	768
Interest income	(76)	(137)
Income tax expense (benefit)	(1,402)	471
Other (income) expense, net	31	290
Adjusted EBITDA	$31,155	$3,913

Revenue	$72,669	$36,388
Net Income Margin	36%	4%
Adjusted EBITDA Margin	43%	11%

	Three Months Ended June 30,
	2021	2020
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$33,175	$8,760
Purchases of property and equipment	(41)	(25)
Capitalized internal-use software	(771)	(1,151)
Free Cash Flow	$32,363	$7,584
Other cash flow components:
Net cash used in investing activities	$(57,423)	$(14,810)
Net cash provided by financing activities	$552,176	$223

	Three Months Ended June 30,
	2021	2020
	(unaudited)
	(in thousands)
GAAP cost of revenue	$7,986	$7,875
Adjusted to exclude the following:
Stock-based compensation	(268)	(90)
Non-GAAP cost of revenue	$7,718	$7,785

GAAP gross profit	$64,683	$28,513
Adjusted to exclude the following:
Stock-based compensation	268	90
Non-GAAP gross profit	$64,951	$28,603

GAAP gross margin	89%	78%
Non-GAAP gross margin	89%	79%

GAAP research and development expense	$13,241	$10,043
Adjusted to exclude the following:
Stock-based compensation	(970)	(264)
Non-GAAP research and development expense	$12,271	$9,779

GAAP sales and marketing expense	$19,371	$13,285
Adjusted to exclude the following:
Stock-based compensation	(1,028)	(295)
Amortization of acquired intangibles	(265)	(257)
Non-GAAP sales and marketing expense	$18,078	$12,733

GAAP general and administrative expense	$7,196	$3,102
Adjusted to exclude the following:
Acquisition and other related expenses	—	(79)
Stock-based compensation	(2,861)	(334)
Non-GAAP general and administrative expense	$4,335	$2,689

GAAP operating expense	$39,808	$26,430
Adjusted to exclude the following:
Acquisition and other related expenses	—	(79)
Stock-based compensation	(4,859)	(893)
Amortization of acquired intangibles	(265)	(257)
Non-GAAP operating expense	$34,684	$25,201

GAAP operating income	$24,875	$2,083
Adjusted to exclude the following:
Acquisition and other related expenses	—	79
Stock-based compensation	5,127	983
Amortization of acquired intangibles	265	257
Non-GAAP operating income	$30,267	$3,402

	Three Months Ended June 30,
	2021	2020
	(unaudited)
	(in thousands)
GAAP net income	$26,322	$1,459
Adjusted to exclude the following:
Acquisition and other related expenses	—	79
Stock-based compensation	5,127	983
Amortization of acquired intangibles	265	257
Income tax effect of non-GAAP adjustments (1)	(1,132)	(277)
Non-GAAP net income	$30,582	$2,501
Non-GAAP net income margin	42%	7%

GAAP undistributed earnings attributable to participating securities	$(15,581)	$(1,459)
Impact on undistributed earnings attributable to participating securities due to non-GAAP adjustments	(1,947)	(1,042)
Non-GAAP undistributed earnings attributable to participating securities	$(17,528)	$(2,501)

Non-GAAP net income	$30,582	$2,501
Non-GAAP undistributed earnings attributable to participating securities	(17,528)	(2,501)
Non-GAAP net income attributable to Class A and Class B stockholders, basic and diluted	$13,054	$—

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	87,599	69,374
Diluted	114,920	85,156

Non-GAAP net income per share attributable to Class A and Class B common stockholders:
Basic	$0.15	$—
Diluted	$0.11	$—
(1) For the three months ended June 30, 2021 and 2020, management used an estimated annual effective non-GAAP tax rate of 21.0%.